SUPPLEMENT DATED AUGUST 22, 2005 TO THE
   TRAVELERS LIFE & ANNUITY CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE IV
                                             POLICY PROSPECTUS DATED MAY 2, 2005


The following information supplements and to the extent inconsistent therewith replaces the information in the prospectus. Please retain this supplement and keep it with the prospectus for future reference.

The listing of the Funds shown on the cover page of the prospectus is hereby revised as follows:

       The reference to the Fund named "Style Focus Series: Small Cap Growth Portfolio" under the heading "Travelers Series Fund Inc." is deleted.

       The Fund named "Style Focus Series: Small Cap Growth Portfolio" is hereby added to the listing of Funds that appears below the heading "The Travelers Series Trust".

















August 2005                                                              L-24549